                                                                 Execution Copy


                               STOCKHOLDERS AGREEMENT


          THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered into as of March 4, 1998, by and among Cablevision Systems Corporation, a Delaware corporation (including any successor pursuant to this Agreement, the "Parent"), Tele-Communications, Inc., a Delaware corporation (including any successor pursuant to this Agreement, the "Company"), and the Class B Entities (as defined below).

          WHEREAS, Parent, TCI Communications, Inc. and the Company have entered into an Amended and Restated Contribution and Merger Agreement dated as of June 6, 1997 (the "Merger Agreement") providing for, among other things, the Contribution and the Merger;

          WHEREAS, the respective boards of directors of each of Parent and the Company have approved this Agreement;

          WHEREAS, upon consummation of the Transactions pursuant to the Merger Agreement, the Company and the Class B Entities will Beneficially Own (as defined below) Shares (as defined below) and the Class B Entities will Beneficially Own in the aggregate Shares constituting a majority of the Total Voting Power (as defined below);

          WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the consummation of the Contribution Closing; and

          WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements as provided in this Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. CERTAIN DEFINITIONS. (a) Capitalized terms that are used but not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

          (b) For the purposes of this Agreement, the following terms shall have the following meanings:

          "Affiliate" and "Associate" when used with reference to any Person shall have the meanings assigned to such terms in Rule 12b-2 of the Exchange Act as in effect of the date hereof; PROVIDED, that Parent and its Subsidiaries and the officers and directors of Parent and its Subsidiaries who are not Investor Directors and who are not directors or officers of the Company or any of its Subsidiaries shall not, solely as a result of holding such office of Parent or any of its Subsidiaries, be deemed Affiliates or Associates of any Investor for purposes of this Agreement.

          "Acquisition Transaction" shall mean (i) any merger or other business combination or reorganization transaction involving Parent or any of its Subsidiaries or (ii) any transaction involving the acquisition of capital stock or assets or assumption of liabilities of any Person by Parent or any of its Subsidiaries the fair market value of which exceeds $5 million in the aggregate and which is not made in the ordinary course of business.

          "Annualized Operating Cash Flow" shall mean, as of any date, an amount equal to Operating Cash Flow for the period of three complete consecutive calendar months ending on or most recently prior to such date, multiplied by four.

          A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership" of, and to "Beneficially Own," any securities as to which such Person is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such rules are in effect on the date of this Agreement, as well as any securities as to which such Person has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a BONA FIDE public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that no Person shall be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of, or to "Beneficially Own," any Shares solely by virtue of the rights set forth in Sections 7, 8, 9 and 10; PROVIDED, FURTHER, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own", any Shares (i) solely because such Shares have been tendered pursuant to a tender or exchange offer made by such Person, or any of such Person's Affiliates or Associates, until such tendered Shares are accepted for payment or exchange or (ii) solely because such Person, or any of such Person's Affiliates or Associates, has or shares the power to vote or direct the voting of such Shares pursuant to a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under
Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report). For purposes of this Agreement, in determining the percentage of the outstanding Shares with respect to which a Person is the Beneficial Owner, all Shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

          "Board" shall mean the Board of Directors of Parent.

          "Cash Flow Ratio" shall mean, as of any date, the ratio of (A) the sum of (i) the aggregate principal amount of all Indebtedness of Parent and its Indenture Restricted Subsidiaries plus (ii) the aggregate Redemption Amounts on such date in respect of all outstanding preferred stock of Parent and any of its Indenture Restricted Subsidiaries, to (B) Annualized Operating Cash Flow determined as of the last day of the calendar month which precedes such date by at least 10 business days.

          "Cash Flow Ratio Threshold" shall mean 8.0 to 1.0 until and through December 31, 1998; 7.75 to 1.0 from January 1, 1999 until and through December 31, 1999; and 7.5 to 1.0 after December 31, 1999.

          "Change of Control" shall mean, with respect to the Investor or any Class B Entity (other than any Class B Entity that is a natural person), any transaction or series of transactions occurring after the date that such Person becomes subject to this Agreement pursuant to which any Person becomes the Beneficial Owner of Voting Securities of the Investor or such Class B Entity that have the power to cast at least 50% of the votes entitled to be cast in elections of directors (or similar officials) of the Investor or such Class B Entity, as the case may be; PROVIDED, that if the Investor or Class B Entity is a trust, this definition shall apply when any Person becomes the

Beneficial Owner of interests in such trust constituting at least 50% of the beneficial interest.

          "Class B Entities" shall mean Charles F. Dolan, Charles F. Dolan 1997 Grantor Retained Annuity Trust, Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, DC Kathleen Trust, DC Deborah Trust, DC Marianne Trust, DC Patrick Trust, DC Thomas Trust, DC James Trust, CFD Trust No. 1, CFD Trust No. 2, CFD Trust No. 3, CFD Trust No. 4, CFD Trust No. 5, CFD Trust No. 6 and CFD Trust No. 10.

          "Closing Date" shall mean the date of the Contribution Closing.

          "Competitor" shall mean a competitor of Parent or any of its Subsidiaries in one or more of Parent's or any of its Subsidiaries' significant lines of business.

          "Controlled Subsidiary" shall mean, with respect to any Person, a Subsidiary at least a majority of the Voting Securities and other equity interests of which are owned, directly or indirectly, by such Person.

          "Family Members" shall mean, with respect to any natural person, such person's spouse, siblings, descendants and any spouse of such siblings and descendants and descendants of such siblings, including for this purpose persons in a step or adoptive relationship.

          "Group" shall have the meaning assigned to such term in Rule 13d-5 under the Exchange Act as in effect on the date hereof.

          "Holding Company Merger" shall mean any merger or other business combination or reorganization transaction where the stockholders of Parent immediately prior to such transaction will Beneficially Own in the aggregate 100% of the surviving corporation's Voting Securities and other equity interests immediately following such transaction in the same proportion as immediately prior to such transaction subject only to any disproportionality resulting solely from any issuance of Shares in the Partnership Contribution.

          "Indebtedness" shall have the meaning set forth in the Indenture.

          "Indenture" shall mean the Indenture dated as of November 1, 1995, between CSC and The Bank of New York, as Trustee, as in effect on the date of the Merger Agreement and without regard to whether such Indenture shall be in effect or amended in any respect.

          "Indenture Restricted Subsidiary" shall mean "Restricted Subsidiary" as defined in the Indenture as applied to Parent as opposed to CSC.

          "Investor" shall mean the Company or any Permitted Transferee that may from time to time become a party as the Investor to a counterpart of this Agreement.

          "Minority Shares" shall mean the Voting Securities of Parent that are Beneficially Owned by Minority Stockholders.

          "Minority Stockholders" shall mean the Beneficial Owners of Voting Securities of Parent who (i) are not the Investor or a Class B Entity, or Affiliates or Associates of the Investor or a Class B Entity, and (ii) are not members of a Group of which the Investor or a Class B Entity, or Affiliates or Associates of the Investor or a Class B Entity, are members with respect to Voting Securities of Parent.

          "Operating Cash Flow" shall mean, for any period, "Operating Cash Flow" as defined in the Indenture as applied to Parent and its Indenture Restricted Subsidiaries on a consolidated basis.

          "Outstanding Share Capital" shall mean, from time to time, the issued and outstanding Shares, excluding any treasury Shares.

          "Parent Share Issuance Commitments" shall mean those commitments to issue Shares set forth in Schedule 1.

          "Permitted Transferee"  shall mean a permitted transferee under
Section 6(a) or Section 6(h).

          "Qualified Parties"  shall mean, with respect to any Person, any
(i) trust described in Section 664 of the Code or other trust of which the Person or Family Members or Qualified Parties of the Person are greater than 50% income beneficiaries, (ii) charitable organization described in Section 501(c)(3) of the Code, (iii) with respect to any

Class B Entity that is a natural person, estate of such natural person and
(iv) Family Members of any Person that is a natural person.

          "Redemption Amounts" shall mean the sum of all amounts payable (whether or not then due) by Parent or any of its Indenture Restricted Subsidiaries (or principal amount of indebtedness issuable by Parent or any of its Indenture Restricted Subsidiaries) in respect of any preferred stock of Parent or any of its Indenture Restricted Subsidiaries which is by its terms at any time required to be redeemed, purchased or otherwise retired or extinguished (other than by delivery of common stock or of preferred stock of Parent or its Indenture Restricted Subsidiaries), or which by its terms is convertible into any Indebtedness of Parent or any Indenture Restricted Subsidiary at a fixed or determinable date, at the option of any Person other than Parent or such Indenture Restricted Subsidiary or upon the occurrence of a condition not solely within the control of Parent or such Indenture Restricted Subsidiary, or which by its terms is convertible into preferred stock of Parent or any of its Indenture Restricted Subsidiaries that can be so redeemed, retired, extinguished or converted.

          "Restricted Subsidiary" shall mean any Significant Subsidiary of Parent other than Madison Square Garden L.P.

          "Shares" shall mean the Parent Class A Shares and Parent Class B Shares and any other shares of common stock of Parent.

          "Special Committee" shall mean the committee of directors of the Board formed pursuant to Article II, Section 9 of the By-laws of Parent.

          "Special Directors" shall mean those directors of the Board who are members of the Special Committee.

          "Subsidiary" shall mean, with respect to any Person, any entity at least 50% of the Voting Securities of which are owned directly or indirectly by such Person.

          "Total Voting Power" shall mean the aggregate votes that are entitled to be cast by all Shares, calculated with respect to any Person in accordance with Rule 13d-3(d)(1)(i) under the Exchange Act.

          "Transfer" shall mean (i) any direct or indirect sale, transfer, assignment, pledge, hypothecation, mortgage, or other disposition or encumbrance, including those by operation or succession of law, merger or otherwise, and (ii) with respect to any Shares that are Beneficially Owned by the Investor, any Change of Control of such Investor where, at the time immediately following such Change of Control, the fair market value of such Shares represents more than 20% of the fair market value of all assets of such Investor and (iii) with respect to any Shares that are Beneficially Owned by any Class B Entity, any Change of Control of such Class B Entity.

          "Ultimate Parent Entity" shall mean, with respect to any Person that is a Subsidiary of a Person, the Person that, directly or indirectly, Beneficially Owns at least 50% of the Voting Securities of such Subsidiary and is not a Subsidiary of any Person who is not a natural person.

          "Voting Securities" shall mean any securities entitled to vote in the ordinary course in the election of directors or of Persons serving in a similar governing capacity of any partnership, limited liability company or other entity, including the voting rights attached to such securities.

          (c) For the purposes of this Agreement, the following terms shall have the meanings assigned to them in the corresponding Sections of this Agreement (whether or not such Sections have been terminated):


          TERM                                      SECTION
         ------                                     -------
     Agreement . . . . . . . . . . . . . . . . . . .Recitals
     Company . . . . . . . . . . . . . . . . . . . .Recitals
     Demand Registration . . . . . . . . . . . . . . Annex A
     Drag-Along Transaction. . . . . . . . . . . . . . .8(b)
     Investor Directors. . . . . . . . . . . . . . . . 11(a)
     Investor Proposal Notice. . . . . . . . . . . . . .9(a)
     Merger Agreement. . . . . . . . . . . . . . . .Recitals
     Parent. . . . . . . . . . . . . . . . . . . . .Recitals
     Piggy-back Registration . . . . . . . . . . . . Annex A
     Proposal Notice . . . . . . . . . . . . . . . . . .7(a)
     Tag-Along Transaction . . . . . . . . . . . . . . .8(a)
     Transfer Transaction. . . . . . . . . . . . . . . .7(a)

                   (2) REPRESENTATIONS OF THE COMPANY. As of the date hereof, the Company represents and warrants to Parent and to each of the Class B Entities that:

          (a) other than those Voting Securities of CSC or Shares issued in exchange thereof in the Merger disclosed to Parent prior to the Contribution Closing, the Company does not Beneficially Own any Shares other than those Shares issued in connection with the Contribution at the Contribution Closing;

          (b) the Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement;

          (c) this Agreement has been duly executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception;

          (d) no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any Governmental Entity, in connection with the execution and delivery of this Agreement by the Company, except those that have been made or obtained or that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement; and

          (e) the execution, delivery and performance of this Agreement by the Company do not, and the consummation by the Company of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under, the certificate of incorporation or by-laws of the Company, (ii) a breach of or violation of or a default under, or the acceleration of any obligations of or the creation of a Lien on the assets of the Company (with or without notice, lapse of time or both) pursuant to, any Contracts binding upon the Company or any Law or governmental or non-governmental permit or license to which the Company is subject or (iii) any change in the rights or obligations of any party under any of such Contracts to which the Company is a party, except, in the case of clause (ii) or (iii) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

                    (3) REPRESENTATIONS OF THE CLASS B ENTITIES. As of the date hereof, the Class B Entities each severally represents and warrants to the Company and to Parent that:

          (a) such Class B Entity Beneficially Owns such Shares as set forth opposite its name in Schedule 3 hereto;

          (b) such Class B Entity has all requisite power and authority (corporate or otherwise) and has taken all action (corporate or otherwise) necessary in order to execute and deliver this Agreement;

          (c) this Agreement has been duly executed and delivered by such Class B Entity and is a valid and binding agreement of such Class B Entity enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception;

          (d) no notices, reports or other filings are required to be made by such Class B Entity with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by such Class B Entity from, any Governmental Entity, in connection with the execution and delivery of this Agreement by such Class B Entity, except those that have been made or obtained or that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the ability of such Class B Entity to consummate the transactions contemplated by this Agreement; and

          (e) the execution, delivery and performance of this Agreement by such Class B Entity does not, and the consummation by such Class B Entity of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under, the certificate of incorporation or by-laws of such Class B Entity or any of its comparable governing instruments, (ii) a breach of or violation of or a default under, or the acceleration of any obligations of or the creation of a Lien on the assets of such Class B Entity (with or without notice, lapse of time or both) pursuant to, any Contracts binding upon such Class

B Entity or any Law or governmental or non-governmental permit or license to which such Class B Entity is subject or (iii) any change in the rights or obligations of any party under any of such Contracts to which such Class B Entity is a party, except, in the case of clause (ii) or (iii) above, for (x) Contracts, Laws, permits and licenses also binding upon CSC or to which CSC or its business also is subject and (y) any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of such Class B Entity to consummate the transactions contemplated by this Agreement.

          (4) REPRESENTATIONS OF PARENT. As of the date hereof, Parent represents and warrants to the Company and the Class B Entities that:

          (a) Parent has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement;

          (b) this Agreement has been duly executed and delivered by Parent and is a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception;

          (c) no notices, reports or other filings are required to be made by Parent with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent from, any Governmental Entity, in connection with the execution and delivery of this Agreement by Parent, except those that have been made or obtained or that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the ability of Parent to consummate the transactions contemplated by this Agreement; and

          (d) the execution, delivery and performance of this Agreement by Parent do not, and the consummation by Parent of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under, the certificate of incorporation or by-laws of Parent, (ii) a breach of or violation of or a default under, or the acceleration of any obligations of or the creation of a Lien on the assets of Parent (with or without notice, lapse of time or both) pursuant to, any Contracts binding upon Parent or any Law or governmental or non-governmental permit or license to which Parent is subject or (iii) any change in the rights or obligations of any party under any of such Contracts to which Parent is a party, except, in the case of clause (ii) or (iii) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of Parent to consummate the transactions contemplated by this Agreement.

          (5) STANDSTILL PROVISIONS. The Investor shall not, and shall not suffer or permit any Subsidiaries of the Investor to or, to the extent the Investor possesses the power to prevent, permit any Affiliates or Associates of the Investor to (and shall use all reasonable best efforts to cause such Affiliates and Associates not to), whether acting alone or in concert with others:

          (a) form, join or participate in, or encourage the formation of, a Group with respect to any Shares, other than a Group consisting solely of the Investor, or Affiliates or Associates of the Investor, of Class B Entities or of Qualified Parties of Class B Entities or the Investor;

          (b) deposit any Shares into a voting trust or (except as provided in this Agreement) subject any such Shares to any arrangement or agreement with respect to the voting or Transfer thereof, other than any such trust, arrangement or agreement (i) the only parties to, or beneficiaries of which, are the Investor or any Controlled Subsidiaries of the Investor, any of the Class B Entities, Parent or any Qualified Parties of the Investor or any of the Class B Entities and (ii) the terms of which prohibit any party thereto from acting in a manner inconsistent with this Agreement; PROVIDED, that all of the Shares deposited into any such trust or subjected to any such arrangement or agreement shall be deemed to be Beneficially Owned by the Investor or Affiliates or Associates of the Investor for all purposes of this Agreement;

          (c) (i) except for Shares acquired in the Contribution or upon exercise of the Investor's rights set forth in Section 7 or 10, purchase or otherwise acquire Beneficial Ownership of or otherwise Beneficially Own any Voting Securities of Parent such that the Investor, together with the Affiliates of the Investor, will Beneficially Own 10% or more of the Parent Class A Shares (it being understood and agreed that any Shares acquired and from time to time Beneficially Owned by the Investor and its Affiliates as a result of the ownership of the Voting Securities of CSC and the exchange thereof in the Merger as disclosed to Parent pursuant to Section 2(a) shall be included and count toward such 10% threshold), or (ii) at any time purchase or otherwise acquire any Shares in violation of Regulation M under the Exchange Act (or any successor provision) and the policies of the SEC promulgated thereunder;

          (d) effect or agree to effect any reduction in its equity interest in Parent for up to 180 days following delivery by Parent of a written notice that Parent is proposing to consummate a business combination to be accounted for as a pooling of interests; PROVIDED, that this restriction shall terminate if Parent has not consummated such business combination within 90 days of the date of such written notice and PROVIDED, FURTHER, that this restriction shall be inapplicable to the extent any reduction would not adversely affect the accounting treatment of such business combination as a pooling of interests; or

          (e) advise, assist (including by knowingly providing or arranging financing for that purpose) or knowingly encourage, induce or attempt to encourage or induce any other Person to take any actions referred to in the foregoing paragraphs (a) through (d).

          6. SHARE TRANSFERS. The Investor shall not Transfer, in any single transaction or group of related transactions, any Shares that are Beneficially Owned by the Investor, except for a Transfer in connection with a Holding Company Merger or pursuant to Section 8 or for a Transfer that complies with any of the following subsections:

          (a) a Transfer (i) of all (but not less than all) of such Shares to any Controlled Subsidiary of the Company or (ii) of all or any of such Shares to a Subsidiary all of the Voting Securities and all of the equity securities (other than preferred stock held by institutional or public investors) of which are Beneficially Owned, directly or indirectly, by the Company; PROVIDED, that contemporaneously with any such Transfer such Controlled Subsidiary or wholly owned Subsidiary, as the case may be, becomes a party to a counterpart of this Agreement and the Investor and the Company guarantee the performance of all obligations of such Controlled Subsidiary or wholly owned Subsidiary, as the case may be, under this Agreement; PROVIDED, FURTHER, that such Controlled Subsidiary or wholly owned Subsidiary, as the case may be, and the Company shall prior to such Transfer covenant and agree with Parent and the Class B Entities that, for so long as the Controlled Subsidiary or wholly owned Subsidiary, as the case may be, Beneficially Owns such Shares, it shall continue to be a Controlled Subsidiary or wholly owned Subsidiary, as the case may be, of the Company;

          (b) a Transfer of all or any of such Shares to any Person such that such Person, together with the Affiliates and Associates of such Person, will not Beneficially Own, after giving effect to such Transfer, Voting Securities of Parent constituting 10% or more of the outstanding Parent Class A Shares or Shares constituting 5% or more of the Outstanding Share Capital; PROVIDED, that the Investor shall not, and shall not suffer or permit any Subsidiaries of the Investor to or, to the extent the Investor has the power to prevent, permit any Affiliates or Associates of the Investor to (and shall use all reasonable best efforts to cause such Affiliates and Associates not to), in any case, form, join or participate in or encourage the formation of a Group with such Person or any Affiliates or Associates of such Person;

          (c) a sale of all or any of such Shares to any Person that is conducted publicly through one or more registered broker-dealers over the AMEX or such other stock exchange or interdealer quotation service where Parent Class A Shares may be listed or quoted pursuant to which the sale of such Shares will be in a manner to effect a broad distribution, with such distribution certified to Parent by the lead broker-dealer in any such sale;

          (d) a Transfer of all or any of such Shares to underwriters in connection with an underwritten public offering of such Shares on a firm commitment basis registered under the Securities Act pursuant to which the sale of such Shares will be in a manner to effect a broad distribution, with such distribution certified to Parent by the lead or managing underwriter or underwriters in any such offering;

          (e) a Transfer of all or any of such Shares to Parent or any Controlled Subsidiary of Parent;

          (f) for so long as the Parent Class B Shares are entitled in accordance with their terms to elect 75% of the Board, a Transfer of all or any of such Shares to any Class B Entity;

          (g) a Transfer of all or any of such Shares in a BONA FIDE pledge of such Shares to a financial institution to secure borrowings as permitted by applicable Law; PROVIDED, that contemporaneously with such pledge such financial institution agrees with Parent that upon any foreclosure on such pledge it shall be bound by the obligations of the Company and the Investor under this Agreement (but shall not have any of the rights of the Company and the Investor under this Agreement except as provided in this Section and in Sections 11, 14(c), 15 and 16 pursuant to an assignment effected in accordance with the terms hereof); or

          (h) a Transfer of all (but not less than all) of such Shares to any Person after complying with all of the provisions set forth in Section 9; PROVIDED, that contemporaneously with such Transfer (i) such Person becomes a party to a counterpart of this Agreement as the Investor (whereupon, subject to Section 16(f), any reference to the Investor herein shall be deemed to be a reference to such Person), (ii) if such Person is a Subsidiary of any other Person that is not a natural person, the Ultimate Parent Entity of such Person shall also become a party to a counterpart of this Agreement and assume all obligations of the Company hereunder (whereupon, subject to Section 16(f), any reference to the Company herein shall be deemed to be a reference to such Ultimate Parent Entity) and (iii) such Person causes to be delivered to Parent a legal opinion of counsel of national standing, in form and substance reasonably acceptable to Parent, to the effect set forth in Sections 2(b) and 2(c).

          (7) THE COMPANY'S RIGHT OF CONSULTATION WITH PARENT AND THE CLASS B ENTITIES. The Company, Parent and the Class B Entities hereby agree with each other that, until the date that the Investor ceases to be entitled to nominate two Investor Directors pursuant to Section 11(a) or, if earlier and at such time the Investor does not Beneficially Own at least 33% of the Outstanding Share Capital or such lesser percentage that results solely from any dilution for issuances for which no preemptive rights under Section 10 are given to the Investor or results solely from dilution for issuances for which no anti-dilution adjustment was required to be made under the Merger Agreement, ten years from the date hereof, the Company, Parent and the Class B Entities shall be entitled to the respective rights and be subject to the respective obligations set forth in this Section:

          (a) NOTICE. Prior to (i) the Class B Entities effecting a Transfer (other than in a BONA FIDE pledge or grant of security interest to a financial institution to secure borrowings) of Shares to any Person (other than any Class B Entity or any Qualified Parties or Controlled Subsidiaries of any Class B Entities) in any transaction or series of transactions pursuant to which there is a Transfer of Shares that would constitute at least 10% of the Total Voting Power, (ii) Parent or its Subsidiaries effecting a Transfer (other than in a BONA FIDE pledge or grant of security interest to a financial institution to secure borrowings) of Beneficial Ownership of capital stock or other equity interests in any Restricted Subsidiary other than to Parent or to a Controlled Subsidiary or stockholders of Parent or (iii) Parent or its Subsidiaries effecting a Transfer (other than in a BONA FIDE pledge or grant of security interest to a financial institution to secure borrowings) of a substantial portion of the assets of Parent or any Restricted Subsidiary other than to Parent or to a Controlled Subsidiary of Parent (collectively, a "Transfer Transaction"), Parent or the Class B Entity desiring to make such a Transfer shall first notify the Company in writing (a "Proposal Notice") of the possibility of such a transaction and the number of and a description of the interests contemplated to be Transferred.

          (b) CONSULTATION. Following the Company's receipt of the Proposal Notice, Parent or the Class B Entity sending the notice shall discuss with the Company the possibility of effecting a Transfer Transaction with the Company.
If the Company wishes to pursue such a transaction and is capable of completing a Transfer Transaction, then, for a period of 30 days after the Company's receipt of the Proposal Notice (or such shorter period if the Company responds in writing that it is not interested in pursuing such a transaction), Parent or the Class B Entity shall negotiate in good faith and exclusively with the Company to determine whether it is possible to agree to a Transfer Transaction with the Company but shall not be obligated to enter into any agreement with the Company to do so. Parent or the Class B Entity shall be free to negotiate and to initiate and hold discussions with other potential purchasers at any time before the Proposal Notice or after the expiration of such 30-day or shorter period and may agree to enter into a Transfer
Transaction at any time after the expiration of such 30-day or shorter period even if such Transfer Transaction has a lower value to Parent or the Class B Entity than any transaction proposed by the Company. The Company agrees to keep confidential the fact that Parent or a Class B Entity is considering effecting a Transfer Transaction, the possible terms thereof and any confidential information obtained by the Company in pursuing negotiations contemplated by this Section or otherwise obtained from Parent or any of the Class B Entities or their respective representatives.

          (8) THE INVESTOR'S TAG-ALONG RIGHTS; THE CLASS B ENTITIES' DRAG-ALONG RIGHTS. The Company and the Class B Entities hereby agree with each other that, for so long as the Parent Class B Shares are entitled in accordance with their terms to elect 75% of the Board or until this Section 8 terminates as provided in Section 16(f), the Company and the Class B Entities shall be entitled to the respective rights and subject to the respective obligations set forth in this
Section:

          (a)  TAG-ALONG.     If any Class B Entity proposes to Transfer any
Shares Beneficially Owned by it to any Person (other than any Class B Entity or any Qualified Parties or Controlled Subsidiaries of any Class B Entities) in a transaction or series of transactions pursuant to which such Person, together with Affiliates and Associates of such Person (excluding from such Affiliates or Associates any Class B Entity or any Qualified Parties or Controlled Subsidiaries of any Class B Entities) (a "Tag-Along Transaction"), would become the Beneficial Owner of Voting Securities of Parent that have the power to cast at least 50% of the votes entitled to be cast in elections of directors of Parent, the Investor shall be given the opportunity and shall have the right to Transfer such number (but no less or more than such number) of the Shares then Beneficially Owned by the Investor that is the same in proportion to the total number of Shares that are Beneficially Owned by the Investor as the proportion of the number of Shares being or to be Transferred by the Class B Entities concurrently to such Person in the transaction or series of transactions constituting the Tag-Along Transaction to the total number of Shares that are Beneficially Owned by all of the Class B Entities on terms (including the form and amount of, and the time of receipt of, consideration therefor) and conditions identical in all material respects to those applicable to such Class B Entity in connection with such Transfer.
Any such Class B Entity shall give written notice to the Investor setting forth in detail the material terms and conditions of the applicable proposed Transfer, and the Investor shall have at least ten business days after such notice is given within which to exercise its rights contained in this Section by written notice thereof given to such Class B Entity (it being understood and agreed that, if no such notice is received by such Class B Entity within such period, the Investor shall be deemed to have elected not to have exercised its rights under this Section). Any such notice shall constitute an irrevocable offer by the Investor to sell to such Person such Shares on the terms and conditions received by any such Class B Entity in connection with such Transfer.

          (b)  DRAG-ALONG.    If the Investor does not exercise the rights set
forth in the foregoing paragraph (a), then any Class B Entity that is Transferring Shares to a Person (other than any Class B Entity or any Qualified Parties or Controlled Subsidiaries of a Class B Entity or any Person that before entering into the definitive documentation relating to such Transfer was an Associate or Affiliate of any Class B Entity or of a Qualified Party of a Class B Entity) in a transaction or series of transactions pursuant to which such Person, together with Affiliates and Associates of such Person (excluding from such Affiliates or Associates any Class B Entity or any Qualified Parties or Controlled Subsidiaries of any Class B Entities) (a "Drag-Along Transaction"), would become the Beneficial Owner of Voting Securities of Parent that have the power to cast at least 50% of the votes entitled to be cast in elections of directors of Parent may give written notice to the Investor during the period expiring on the close of business on the tenth business day following the expiration of the five business day period set forth in the foregoing paragraph
(a) requiring the Investor to Transfer such number (but no less or more than such number) of the Shares then Beneficially Owned by the Investor that is the same in proportion to the total number of Shares that are Beneficially Owned by the Investor as the proportion of the number of Shares being or to be Transferred by the Class B Entities concurrently to such Person in the transaction or series of transactions constituting the Drag-Along Transaction to the number of Shares that are Beneficially Owned by the Class B Entities on terms (including the form and amount of, and the time of receipt of, consideration therefor) and conditions no less favorable in all material respects to those applicable to such Class B Entity (and its Affiliates and Associates) in connection with such Transfer.

           (c)  PARITY; CLOSING.   The terms on which the applicable Class B
Entity actually Transfers its Shares shall not be materially more favorable to the Class B Entity (and its Affiliates, Associates and Qualified Parties), and include no more cash, than the terms set forth in the notice given by it pursuant to the foregoing paragraph (a). The Investor shall give the same representations, warranties, covenants and agreements as are given by the Class B Entity in connection with any Transfer pursuant to this Section, but only insofar as they relate to the Investor's ownership of Shares or are representations and warranties to the effect set forth in Section 2, and shall take all such actions as may be necessary to permit such Transfer to lawfully occur. The closing of the purchase and sale of the Investor's Shares by any Person pursuant to this Section shall, to the extent legally practicable, take place at the same time and place as the closing of the Transfer by any such Class B Entity giving rise to the tag-along rights and drag-along rights set forth in this Section. At such closing, (i) the Investor shall deliver to such Person certificates representing the Shares being sold, free and clear of any Lien (and the Investor hereby represents and warrants to the Class B Entities and shall represent and warrant to such Person that such Shares shall, immediately prior to such sale, be so free and clear), (ii) such Person shall deliver to the Investor the consideration to be paid for such Shares in accordance with the terms of the purchase and sale of such Shares and (iii) the Investor shall execute such other documents and take such other action as shall be reasonably necessary to consummate the purchase and sale of such Shares; PROVIDED, that if the Investor is required to Transfer Shares pursuant to a Class B Entity's exercise of its drag-along rights, the Investor shall not be required to enter into any noncompete or other agreement that in any material respect restricts or has an adverse effect on the business or operations of the Investor or any of its Affiliates.

          9. PARENT'S RIGHT OF CONSULTATION WITH THE
INVESTOR. The Company and Parent hereby agree with each other that the Company and Parent shall be entitled to the respective rights and subject to the respective obligations set forth in this Section:

          (a)  NOTICE.   If at any time the Investor desires to Transfer in a
transaction or series of transactions any Shares to any other Person pursuant to
Section 6(h), the Investor shall first notify Parent in writing (an "Investor Proposal Notice") of the possibility of such a transaction, the number of Shares proposed to be Transferred and the aggregate number of and a description of the Shares that are Beneficially Owned by the Investor.

          (b) CONSULTATION. Following Parent's receipt of an Investor Proposal Notice the Investor shall discuss with Parent the possibility of effecting such a transaction with Parent. If Parent wishes to pursue such a transaction and is capable of completing such a transaction, then, for a period of 30 days after Parent's receipt of the Investor Proposal Notice (or such shorter period if Parent responds in writing that it is not interested in pursuing such a transaction), the Investor shall negotiate in good faith and exclusively with Parent to determine whether it is possible to agree to such a transaction with Parent but shall not be obligated to enter into any agreement with Parent to do so. The Investor shall be free to negotiate and to initiate and hold discussions with other potential purchasers at any time before the Investor Proposal Notice or after the expiration of such 30-day or shorter period and may agree to enter into such a transaction at any time after the expiration of such 30-day or shorter period even if such transaction has a lower value to the Investor than any transaction proposed by Parent. Parent agrees to keep confidential the fact that the Investor is considering effecting such a transaction, the possible terms thereof and any confidential information obtained by Parent in pursuing negotiations contemplated by this Section.

          10. THE INVESTOR'S PREEMPTIVE RIGHTS. The Company and Parent hereby agree with each other that the Investor and Parent shall be entitled to the respective rights and subject to the respective obligations set forth in this
Section:

          (a)  NOTICE; EXERCISE; CLOSING.    If Parent proposes to issue, grant
or sell Shares, Parent shall give
to the Investor a written notice setting forth in reasonable detail the per share consideration (including, in the case of any convertible or derivative security, the issue consideration pro rated per Share for such security) and other terms on which such Shares are proposed to be issued, granted or sold and the amount thereof proposed to be issued, granted or sold. The Investor shall thereafter have the preemptive right, exercisable by notice to Parent no later than 15 days after Parent's notice is given, to purchase up to such number of Parent Class A Shares so that, after giving effect to such issuance, grant or sale and the preemptive subscription by the Investor, the Investor, together with its Affiliates and Associates, will Beneficially Own in the aggregate the same proportion of the Outstanding Share Capital as Beneficially Owned as of the date of Parent's notice, for the consideration in cash and on the other terms set forth in Parent's notice. Any written notice by the Investor exercising the right to purchase Shares pursuant to this Section shall constitute an irrevocable commitment to purchase from Parent the Shares specified in such notice, subject to the maximum set forth in the preceding sentence. The closing of the purchase of Shares by the Investor shall, to the extent legally practicable, take place at the same time and place as the closing of such issuance, grant or sale to the Persons giving rise to the preemptive rights set forth in this Section and if not at the same time shall take place as soon thereafter as is practicable; PROVIDED that such closing shall, to the extent applicable, be conditioned upon the expiration or termination of any waiting period under the HSR Act and the making of any necessary filings with and obtaining of any approvals from any Governmental Entities except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Parent Material Adverse Effect or a material adverse effect on the financial condition, properties, business or results of operations of the Company and its Subsidiaries taken as a whole. At such closing, (i) Parent shall deliver to the Investor certificates representing the Shares being subscribed, and such Shares will be validly issued, fully paid and nonassessable, (ii) the Investor shall deliver to Parent the consideration to be paid for such Shares and (iii) the Investor and Parent shall execute such other documents and take such other action as shall be reasonably necessary to consummate the subscription of such Shares.

          (b) NON-EXERCISE. From the expiration of the 15-day period first referred to in the foregoing paragraph (a) and for a period of 90 days thereafter, Parent may offer, issue, grant and sell to any Person up to the amount of Shares set forth in Parent's notice relating to such Shares for a price and other terms no less favorable to Parent, and including no less cash, than those set forth in such notice (without deduction for reasonable underwriting, sales agency and similar fees payable in connection therewith); PROVIDED, HOWEVER, that Parent may not issue, grant or sell Shares in an amount greater than the amount set forth in such notice minus the amount purchased or committed to be purchased by the Investor upon exercise of its preemptive rights without granting the Investor the preemptive rights in this Section with respect to such greater amount of Shares.

          (c)  EXEMPTIONS.    The provisions of this Section shall not apply to
(i) any issuance and sale of Shares by Parent in a Demand Registration (as defined in Annex A) or in a Piggy-back Registration (as defined in Annex A) in which the Investor is participating; (ii) the grant or exercise of employee, management or director stock options to purchase Shares pursuant to, or the issuance of Shares otherwise under or pursuant to, the Parent Share Issuance Commitments; (iii) any grant or exercise of employee, management or director stock options not included in the Parent Share Issuance Commitments the grant of which, when aggregated with options or Shares included in or issued under the Parent Share Issuance Commitments, was or is consistent with CSC's and Parent's past practices; (iv) any sale, grant or issuance of Shares that, together with any previous sales, grants or issuances made in reliance on this clause (iv), represents less than 1% of the Outstanding Share Capital as of the date of such sale, grant or issuance; and (v) any other sale, grant or issuance of Shares that has been approved in writing by the Investor.

          (d) NON-CASH VALUATION. In the event that any offer, issue, grant or sale includes or is proposed to include any non-cash consideration, Parent and the Investor shall in good faith seek to agree upon the value of such non-cash consideration. If Parent and the Investor fail to agree on such value during the 15-day period contemplated by paragraph (a) of this Section, then Parent shall refer the items in dispute to a nationally recognized investment banking firm that is selected by the Board and that shall make a final and binding determination within 10 days. The value of any securities shall be the fair market value of such securities and the value of any property other than securities shall be the fair market value of such property.

If a determination under this paragraph (d) is required, any deadline for acceptance provided for in this Section shall be postponed until the fifth business day after the date of such determination. Whichever of the Investor or Parent whose last estimate differed the most from that finally decided by the investment banking firm shall be responsible for and pay all of the expenses of such investment banking firm. All determinations made pursuant to this paragraph (d) shall be final and binding on the Investor and Parent.

          (e) HSR CONDITION. If in the reasonable judgment of the Investor, the Investor's acquisition of Shares upon exercise of its rights under this
Section 10 would require a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), Parent and the Investor each will take such actions as may be required promptly to comply with the requirements of the HSR Act relating to the filing and furnishing of information (an "HSR Report") to the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice ("DOJ"), such actions to include
(i) preparing and cooperating with each other in preparing the HSR Report to be filed by or on behalf of each of them so as to avoid errors or inconsistencies between their HSR Reports in the description of the reported transaction and to permit the filing of their HSR Reports in a timely fashion, (ii) complying with any request for additional documents or information made by the FTC, the DOJ or any other Governmental Entity or by any court and assisting the other in so complying and (iii) causing all Persons which are part of the same "person" (as defined for purposes of the HSR Act) as such party to cooperate and assist in such compliance. Parent and the Investor each will pay any costs that it incurs in complying with the obligations set forth in this paragraph. It will be a condition precedent to the acquisition of Shares by the Investor that either
(i) no filing under the HSR Act by the Investor is required in connection with such acquisition or (ii) any applicable waiting period under the HSR Act has expired or been terminated. If the applicable waiting period under the HSR Act has not expired or been terminated within 180 days after filing of the HSR Report or if the Investor and Parent agree to withdraw the HSR Report, then Parent will use its reasonable best efforts to afford to the Investor the benefits intended to be provided by this Section 10 by granting to the Investor the right to acquire, on the same terms as the securities originally to be acquired, other securities of Parent having substantially the same rights, privileges and preferences as the securities originally to be acquired, except that such other securities will not possess voting rights and will be convertible into the Shares that the Investor was to acquire pursuant to this Section.

          11.  BOARD REPRESENTATION.

          (a) INVESTOR DIRECTORS. For so long as, and only for so long as, the Investor Beneficially Owns Parent Class A Shares that in the aggregate comprise at least 20% of the Outstanding Share Capital, the Investor shall be entitled to nominate two and no more than two directors (the "Investor Directors") to the Board, each of whom shall be a person that is reasonably acceptable to Parent (it being agreed for this purpose that, subject to applicable legal requirements, any executive officer or member of the board of directors of the Company shall be acceptable to Parent); PROVIDED, that in the event that the Investor shall at any time cease to Beneficially Own Parent Class A Shares that in the aggregate comprise at least 20% of the Outstanding Share Capital but shall continue to Beneficially Own Parent Class A Shares that in the aggregate comprise at least 10% of the Outstanding Share Capital, the Investor shall thenceforth be entitled to nominate one and no more than one Investor Director under this Section 11 and Parent or any of the Class B Entities may request that one of the Investor Directors then on the Board resign as a director of Parent and, upon such request, one of the Investor Directors shall, and the Investor shall use best efforts to cause one of the Investor Directors to, resign immediately and relinquish all rights and privileges as a member of the Board; PROVIDED, FURTHER, that each of the Investor Directors shall in all cases be a director elected to the Board by the Parent Class B Shares. In the event that the Investor shall at any time cease to Beneficially Own Parent Class A Shares that in the aggregate comprise at least 10% of the Outstanding Share Capital, the Investor shall thenceforth not be entitled to nominate any Investor Directors under this Section 11 and Parent or any of the Class B Entities may request that any Investor Directors then on the Board resign as directors of Parent and, upon such request, the Investor Directors shall, and the Investor shall use its reasonable best efforts to, cause such Investor Directors to, resign immediately and relinquish all rights and privileges as a member of the Board.

          Prior to the election of directors to the Board, the Investor may give reasonable advance written notice to Parent prior to the mailing of the proxy statement relating to such matters requesting that Parent include, and Parent and the Class B Entities (in their capacity as stockholders of Parent) agree that Parent shall include, the Investor Directors as nominees for the slate of directors to be elected to the Board.

          Notwithstanding the foregoing, in the event that the holders of the Class B Shares cease at any time to be entitled to elect 75% of the Board in accordance with the terms of the Parent Class B Shares, the Investor shall thenceforth no longer be entitled to any rights under this Section and the Investor agrees that, following such event, Parent may request that all or any of the Investor Directors then on the Board resign as Investor Directors, and upon such request by Parent, the Investor Directors shall, and the Investor shall use reasonable best efforts to cause such Investor Directors to, resign as Investor Directors and relinquish all rights and privileges as a member of the Board at the next meeting of stockholders of Parent called for the purpose of electing directors to the Board; PROVIDED, that such Investor Directors may in any case be nominees as directors to the Board at any meetings called for election of directors in accordance with this Agreement and with the By-laws of Parent. Notwithstanding anything to the contrary in this Agreement, no more than 25% of the directors on the Board (rounded up to the nearest whole director) shall be nominees of the Investor or any Affiliate or Associate of the Investor.

          (b) SPECIAL COMMITTEE. For so long as, and only for so long as, the Investor is entitled to nominate two Investor Directors pursuant to Section 11(a) (without giving effect to any reduction in the number of Investor Directors resulting from the last sentence of Section 11(a)), (i) two (or one, if the number of Investor Directors is reduced as a result of Section 11(a)) of the Special Directors shall be the Investor Directors and (ii) Section 9 of
Article II of Parent's By-laws may not be amended without the prior written consent of the Investor. If only one of the Special Directors is an Investor Director as a result of any reduction resulting from the last sentence of
Section 11(a), then any matter requiring the approval of the Special Directors shall not be approved without the approval of the Investor Director. The Investor, Parent and the Class B Entities agree that the Investor Directors shall not be entitled to vote on the transactions contemplated by the Partnership Contribution or on the approval or adoption of the Partnership Contribution Agreement notwithstanding the fact that such transaction and such agreement may be referred to the Special Committee.

          (c) EFFORTS TO NOMINATE AND ELECT DIRECTORS. Parent shall nominate and Parent and the Class B Entities shall use their respective best efforts to take and cause to be taken all necessary action (corporate and other), which efforts shall include the voting of or granting consents with respect to all Voting Securities of Parent Beneficially Owned by them, to elect to the Board the Investor Directors required to be nominated for election as directors in accordance with the terms of this Section.

          12. INVESTOR VOTING. For so long as the Class B Shares are entitled in accordance with their terms to elect 75% of the Board, with respect to the election of directors to or removal of directors from the Board and any increase of authorized Shares, the Investor shall vote or grant consent with respect to, and shall cause to be voted or to be granted any consents with respect to, all Voting Securities that are Beneficially Owned by the Investor on all matters submitted to the holders of Voting Securities in direct proportion to the votes or consents of the Minority Shares on any such matter. The Investor and the Class B Entities shall cause all Shares owned by the Investor and the Class B Entities, as the case may be, and shall use reasonable best efforts to cause all of their respective Affiliates and Associates to be represented, in person or by proxy, at all meetings of holders of Shares of which the Investor or the Class B Entities, as the case may be, have actual notice, so that all of such Shares may be counted for the purpose of determining the presence of a quorum at such meetings.

          13. ACQUISITION TRANSACTIONS. For so long as, and only for so long as, the Investor is entitled to nominate two Investor Directors pursuant to
Section 11(a), Parent shall not, without the prior written consent of the Company, consummate an Acquisition Transaction if, after giving effect to such transaction, the Cash Flow Ratio will exceed the Cash Flow Ratio Threshold. Before consummation of an Acquisition Transaction that is reasonably likely to result in the Cash Flow Ratio Threshold being exceeded, Parent shall provide written notice and a reasonable description of such transaction, including pro forma calculations of the

Cash Flow Ratio giving effect to such transaction as of the beginning of the most recent three-month period for which Annualized Operating Cash Flow can be calculated, together with reasonable documentary supporting information for such calculation. To the extent reasonably practicable under the circumstances of such transaction, such notice shall be given 30 days prior to such consummation, but in no event shall such notice be given less than 10 days prior to such consummation.

          14.  ADDITIONAL AGREEMENTS.

          (a) EXCHANGE ACT REPORTING. For so long as, and only for so long as, any of the Shares Beneficially Owned by the Investor are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, unless Parent is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act as contemplated by Rule 144(c)(1) under the Securities Act, Parent shall make publicly available any information concerning Parent that is contemplated by Rule 144(c)(2) under the Securities Act.

          (b) MAINTENANCE OF ULTIMATE PARENT ENTITY AS A PARTY. In the event that the Company shall at any time become or be a Subsidiary of any Person that is not a natural person, the Company covenants and agrees that the Ultimate Parent Entity of such Person shall forthwith execute a counterpart of this Agreement and shall assume all obligations of the Company hereunder and all references herein to the Company shall be deemed a reference to such Ultimate Parent Entity. This paragraph shall similarly apply to any subsequent Ultimate Parent Entities.

          (c) REGISTRATION RIGHTS. The Investor shall have the registration rights set forth in Annex A hereto.

          (d) VOLUME DISCOUNTS. The Company shall use its reasonable best efforts to make available to Parent and its Subsidiaries the benefits of its agreements with vendors on terms no less favorable than those generally available to the Company or Affiliates of the Company.

          15. LEGENDS. (a) Each of the Investor and the Class B Entities agrees that all certificates representing the Shares that are from time to time subject to this Agreement shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT DATED MARCH 4, 1998(A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION) WHICH PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON THE TRANSFER AND VOTING THEREOF. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT SHALL BE VOID."

Upon termination with respect to the Investor or the Class B Entities of this Agreement in accordance with its terms or upon any Shares ceasing to be subject to this Agreement and upon the written request by the Investor or any of the Class B Entities, as the case may be, Parent shall issue new certificates with the foregoing legend removed.

          (b) The Investor agrees that all certificates representing the Shares that were issued in the Contribution and that are Transferred pursuant to this Agreement (unless a registration statement with respect to such Shares is then effective) shall bear the following legend until such time as the Investor or any transferee thereof delivers an opinion of counsel reasonably acceptable to Parent to the effect that such legend is no longer required under the Securities
Act:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

          16.  MISCELLANEOUS.

          (a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND SUBJECT TO THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

          (b) VENUE; WAIVER OF JURY TRIAL. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal court of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in paragraph (c) of this Section or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

          EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH (b).

          (c) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given (i) on the first business day following the date received, if delivered personally or by telecopy (with telephonic confirmation of receipt by the addressee), (ii) on the business day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery and (iii) on the first business day that is at least five days following deposit in the mails, if sent by first class mail, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to the Company or the Investor, to:

               5619 DTC Parkway
               Englewood, Colorado 80111-3000

               Facsimile:  (303) 488-3219/(303) 488-3245

               Attention:  President/Legal Department

          with a copy to:

               Sherman & Howard L.L.C.
               Suite 3000
               633 Seventeenth Street
               Denver, Colorado 80202

               Facsimile:  (303) 298-0940

               Attention:  Charles Y. Tanabe, Esq.

          If to Parent, to:

               One Media Crossways
               Woodbury, New York 11797

               Facsimile:  (516) 364-8501

               Attention:  General Counsel


          with a copy to:

               Sullivan & Cromwell
               125 Broad Street
               New York, New York 10004

               Facsimile:  (212) 558-3588

               Attention:  Joseph B. Frumkin, Esq.


          If to any of the Class B Entities, to:

               Charles F. Dolan
               One Media Crossways
               Woodbury, New York 11797

               Facsimile:  (516) 364-6279

                    and

               William A. Frewin, Jr.
               One Media Crossways
               Woodbury, New York 11797

               Facsimile:  (516) 364-4592


          with a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York 10022

               Facsimile:  (212) 909-6836

               Attention:  Bruce D. Haims, Esq.


          (d) SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

          (e) COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute the same agreement.

          (f) TERMINATION; SURVIVAL. Immediately upon the Investor, together with all of the Affiliates of the Investor, ceasing to Beneficially Own in the aggregate at least 20% of the Outstanding Share Capital, Sections 7 and 9 shall terminate automatically without any action by any party and such terminated provision shall not survive such termination. Immediately upon the Investor, together with all of the Affiliates of the Investor, ceasing to Beneficially Own in the aggregate at least 10% of the Outstanding Share Capital, this Agreement (other than Sections 1, 2, 3, 4, 5, 14(c), 15 and 16) shall terminate automatically without any action by any party and such terminated provisions of this Agreement shall not survive such termination. On the day that is two years after the date of such termination, Section 5 shall terminate automatically without any action by any party and shall not survive such termination. Immediately upon a Transfer to a Permitted Transferee pursuant to Section 6(h), Sections 7, 9, 11(b) and 13 shall terminate automatically without any action by any party and such terminated provisions of this Agreement shall not survive such termination; PROVIDED, that if such Permitted Transferee is a Competitor, all of Section 11 shall terminate automatically without any action by any party and such terminated provision shall not survive such termination; PROVIDED, FURTHER, that on the day that is five years following a Transfer to any such Permitted Transferee, Section 10 shall terminate automatically without any action by any party and such terminated provision shall not survive such termination. This Section 16 and Sections 1, 2, 3, 4, 14(c) and 15 shall survive any termination of all or any part of this Agreement indefinitely.

          (g) HEADINGS; RECITALS. All Section headings and the recitals herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

          (h) SPECIFIC PERFORMANCE. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it shall not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

          (i) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and shall not be assignable except to the extent expressly permitted hereby and any purported assignment in violation of this Agreement shall be void. Any Class B Entity may assign this Agreement in connection with a Transfer of any Shares to a Class B Entity or any Qualified Parties or Controlled Subsidiaries of any Class B Entities; PROVIDED, that such transferee shall become a party to a counterpart of this Agreement and become bound as a Class B Entity hereunder. In the case of a merger or other business combination or reorganization transaction involving Parent where securities other than those of Parent are issued to the holders of Shares, this Agreement shall be assigned to and shall inure to the benefit of and be binding upon the Person issuing securities in such transaction and any reference herein to Parent shall be deemed to be a reference to such Person. The rights and obligations under this Agreement (excluding Sections 7, 9, 11(b) and 13) shall be assigned by the Investor and the Company to a Permitted Transferee in connection with the Transfer to such Permitted Transferee pursuant to Section 6(h); PROVIDED, that if such Permitted Transferee is a Competitor, Section 11 shall also be excluded from such assignment, which assignment shall not terminate any portion of this Agreement except in accordance with Section 16(f). The Investor may assign its rights and obligations (w) under this Agreement to a Permitted Transferee pursuant to Section 6(a)(i), (x) under this Agreement to a Permitted Transferee pursuant to Section 6(a)(ii), (y) under Sections 14(c), 15 and 16 to a transferee pursuant to Section 6(b) and (z) under Sections 6, 11, 14(c), 15 and 16 to a transferee pursuant to Section 6(g), which assignment shall not terminate any obligations of the Investor hereunder; PROVIDED, that in the event of an assignment described in (x), (y) or (z) above, the Investor agrees with Parent that the transferee(s) and the Investor shall, with respect to Parent, act as one Investor under such assigned Sections.

          (j) ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including any annexes and schedules hereto) and the Merger Agreement (including any exhibits and schedules thereto) supersede all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by the party or parties affected or to be affected thereby. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

          (k) NO REQUEST FOR AMENDMENT OR WAIVER. The Company shall not, and shall cause its Affiliates not to and use reasonable best efforts to cause its Associates not to, request publicly that Parent or any of the Class B Entities or any of their respective agents or representatives, directly or indirectly, amend or waive any provision of this Agreement or make any such request privately if it could reasonably be expected to require Parent to make a public announcement regarding such request.

          (l) NO RELIEF OF LIABILITIES. No Transfer by the Investor or any Class B Entity of Beneficial Ownership of any Shares shall relieve the Investor or such Class B Entity of any liabilities or obligations to Parent or to a Class B Entity (in the case of a Transfer by the Investor) or to the Investor (in the case of a Transfer by a Class B Entity) that arose or accrued prior to the date of such Transfer.

          (m) SECURITIES SUBJECT TO AGREEMENT; INEFFECTIVE TRANSFERS. All Shares that are Beneficially Owned by the Investor (including any Shares disclosed pursuant to Section 2(a) for as long as such Shares are Beneficially Owned by the Investor or its Affiliates), and the Class B Entities and, to the extent provided herein, the Affiliates and Associates of the Investor and the Class B Entities, shall be subject to this Agreement. No Transfer or acquisition of any Shares in violation of any provision of this Agreement shall be effective to pass any title to, or create any interest in favor of, any Person, but the Investor or Class B Entities, as the case may be, in attempting to effect or in permitting or suffering such Transfer or acquisition, shall be deemed to have committed a material breach hereof.

          (n) FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

          (o) THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

          IN WITNESS WHEREOF, Parent, each Class B Entity and the Company have executed and delivered this Agreement, or a counterpart hereof, as of the date first written above or, where applicable, across from a party's signature on such counterpart.

                         PARENT:
                         CABLEVISION SYSTEMS CORPORATION


                         By:       /s/ Robert S. Lemle
                            -----------------------------------------------
                            Name:  Robert S. Lemle
                            Title: Executive Vice President,
                              General Counsel and Secretary


                         THE COMPANY:
                         TELE-COMMUNICATIONS, INC.


                         By:       /s/ Stephen M. Brett
                            -----------------------------------------------
                            Name:  Stephen M. Brett
                            Title:  Executive Vice President


     The Company hereby irrevocably and unconditionally guarantees the performance of all obligations under this Agreement of each of the Investors on the signature page attached hereto and hereby covenants and agrees with Parent and each of the Class B Entities that each such Investor, for so long as such Investor Beneficially Owns Shares, shall continue to be a Controlled Subsidiary or wholly owned Subsidiary of the Company.

                         THE COMPANY:
                         TELE-COMMUNICATIONS, INC.


                         By:       /s/ Stephen M. Brett
                            -----------------------------------------------
                            Name:  Stephen M. Brett
                            Title:  Executive Vice President

                         THE INVESTORS:

                         COUNTRY CABLE III, INC.
                         CCC SUB, INC.
                         TCI CSC II, Inc.
                         TCI CSC III, Inc.
                         TCI CSC IV, Inc.
                         TCI CSC V, Inc.
                         TCI CSC VI, Inc.
                         TCI CSC VII, Inc.
                         TCI CSC VIII, Inc.
                         TCI CSC IX, Inc.
                         TCI CSC X, Inc.
                         TCI CSC XI, Inc.

                         By:       /s/ William R. Fitzgerald
                            -----------------------------------------------
                            William R. Fitzgerald,
                            Vice President

                         CHARLES F. DOLAN


                         By:       /s/ Charles F. Dolan
                             -----------------------------------
                              Charles F. Dolan


                         CHARLES F. DOLAN 1997 GRANTOR RETAINED ANNUITY TRUST


                         By:       /s/ Helen A. Dolan
                             -----------------------------------
                             Name:  Helen Dolan
                             Title:  Trustee


                         DOLAN DESCENDANTS TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DOLAN PROGENY TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DOLAN GRANDCHILDREN TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DOLAN SPOUSE TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:

                         CHARLES F. DOLAN


                         By:
                             -----------------------------------


                         CHARLES F. DOLAN 1997 GRANTOR RETAINED ANNUITY TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DOLAN DESCENDANTS TRUST


                         By:       /s/ Kathleen Dolan
                             -----------------------------------
                             Name:  Kathleen M. Dolan
                             Title:  Trustee


                         DOLAN PROGENY TRUST


                         By:       /s/ Patrick Dolan
                             -----------------------------------
                             Name:  Patrick F. Dolan
                             Title:  Trustee


                         DOLAN GRANDCHILDREN TRUST

                                   /s/ Thomas C. Dolan
                         By:       /s/ Marianne Dolan Weber
                             -----------------------------------
                             Name:  Thomas C. Dolan,
                                    Marianne Dolan Weber
                             Title:  Trustees


                         DOLAN SPOUSE TRUST

                                   /s/ Thomas C. Dolan
                         By:       /s/ Marianne Dolan Weber
                             -----------------------------------
                             Name:  Thomas C. Dolan,
                                    Marianne Dolan Weber
                             Title:  Trustees

                         CHARLES F. DOLAN


                         By:
                             -----------------------------------


                         CHARLES F. DOLAN 1997 GRANTOR RETAINED ANNUITY TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DOLAN DESCENDANTS TRUST


                         By:       /s/ Paul J. Dolan
                             -----------------------------------
                             Name:  Paul J. Dolan
                             Title:  Trustee


                         DOLAN PROGENY TRUST


                         By:       /s/ Paul J. Dolan
                             -----------------------------------
                             Name:  Paul J. Dolan
                             Title:  Trustee


                         DOLAN GRANDCHILDREN TRUST


                         By:       /s/ Paul J. Dolan
                             -----------------------------------
                             Name: Paul J. Dolan
                             Title:  Trustee


                         DOLAN SPOUSE TRUST


                         By:       /s/ Paul J. Dolan
                             -----------------------------------
                             Name: Paul J. Dolan
                             Title:  Trustee

                         CHARLES F. DOLAN


                         By:
                             -----------------------------------


                         CHARLES F. DOLAN 1997 GRANTOR RETAINED ANNUITY TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DOLAN DESCENDANTS TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DOLAN PROGENY TRUST


                         By:       /s/ Deborah Dolan-Sweeney
                             -----------------------------------
                             Name:  Deborah Dolan-Sweeney
                             Title:  Trustee


                         DOLAN GRANDCHILDREN TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DOLAN SPOUSE TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:

                         DC KATHLEEN TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC DEBORAH TRUST


                         By:       /s/ Deborah Dolan-Sweeney
                             -----------------------------------
                             Name:  Deborah Dolan-Sweeney
                             Title:  Trustee


                         DC MARIANNE TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC PATRICK TRUST

                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC THOMAS TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC JAMES TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:

                         DC KATHLEEN TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC DEBORAH TRUST


                         By:       /s/ Mary S. Dolan
                             -----------------------------------
                             Name:  Mary S. Dolan
                             Title:  Trustee


                         DC MARIANNE TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC PATRICK TRUST


                         By:       /s/ Mary S. Dolan
                             -----------------------------------
                             Name:  Mary S. Dolan
                             Title:  Trustee


                         DC THOMAS TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC JAMES TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:

                         DC KATHLEEN TRUST


                         By:       /s/ Paul J. Dolan
                             -----------------------------------
                             Name:  Paul J. Dolan
                             Title:  Trustee


                         DC DEBORAH TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC MARIANNE TRUST


                         By:       /s/ Matthew Dolan
                             -----------------------------------
                             Name:  Matthew Dolan
                             Title:  Trustee


                         DC PATRICK TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC THOMAS TRUST


                         By:       /s/ Matthew Dolan
                             -----------------------------------
                             Name:  Matthew Dolan
                             Title:  Trustee


                         DC JAMES TRUST


                         By:       /s/ Paul J. Dolan
                             -----------------------------------
                             Name:  Paul J. Dolan
                             Title:  Trustee

                         DC KATHLEEN TRUST


                         By:       /s/ Kathleen Dolan
                             -----------------------------------
                             Name:  Kathleen M. Dolan
                             Title:  Trustee


                         DC DEBORAH TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         DC MARIANNE TRUST


                         By:       /s/ Marianne Dolan Weber
                             -----------------------------------
                             Name:  Marianne Dolan Weber
                             Title:  Trustee


                         DC PATRICK TRUST


                         By:       /s/ Patrick F. Dolan
                             -----------------------------------
                             Name:  Patrick F. Dolan
                             Title:  Trustee


                         DC THOMAS TRUST


                         By:       /s/ Thomas C. Dolan
                             -----------------------------------
                             Name:  Thomas C. Dolan
                             Title:  Trustee


                         DC JAMES TRUST


                         By:
                             -----------------------------------
                             Name:
                             Title:

                         CFD TRUST NO. 1


                         By:       /s/ John Macpherson
                             -----------------------------------
                             Name:  John MacPherson
                             Title:  Trustee


                         CFD TRUST NO. 2


                         By:       /s/ John Macpherson
                             -----------------------------------
                             Name:  John MacPherson
                             Title:  Trustee


                         CFD TRUST NO. 3


                         By:       /s/ John Macpherson
                             -----------------------------------
                             Name:  John MacPherson
                             Title:  Trustee


                         CFD TRUST NO. 4


                         By:       /s/ John Macpherson
                             -----------------------------------
                             Name:  John MacPherson
                             Title:  Trustee


                         CFD TRUST NO. 5


                         By:       /s/ John Macpherson
                             -----------------------------------
                             Name:  John MacPherson
                             Title:  Trustee


                         CFD TRUST NO. 6


                         By:       /s/ John Macpherson
                             -----------------------------------
                             Name:  John MacPherson
                             Title:  Trustee

                         CFD TRUST NO. 10


                         By:       /s/ John Macpherson
                             -----------------------------------
                             Name:  John MacPherson
                             Title:  Trustee

                                                                      SCHEDULE 1


                         (Parent Share Issuance Commitments)


1.   CSC Stock Plans.

2. Any Parent Class A Shares issuable upon conversion of any Parent Class B Shares.

3. Any Shares issuable upon conversion of the Series C Cumulative Preferred Stock, par value $.01 per share, of Parent outstanding as of the date of the Merger Agreement.

                                                                     SCHEDULE 3


                   (Parent Class B Shares of the Class B Entities)*


     ENTITY                                  CLASS B SHARES
     ------                                  --------------
     Charles F. Dolan                        4,859,281
     Charles F. Dolan 1997
        Grantor Retained Annuity Trust       1,240,000
     Dolan Descendants Trust                   413,625
     Dolan Progeny Trust                       513,625
     Dolan Grandchildren Trust                 307,625
     Dolan Spouse Trust                         52,945
     DC Kathleen Trust                         303,116
     DC Deborah Trust                          303,116
     DC Marianne Trust                         294,285
     DC Patrick Trust                          294,285
     DC Thomas Trust                           303,116
     DC James Trust                            303,116
     CFD Trust No. 1                           302,880
     CFD Trust No. 2                           302,880
     CFD Trust No. 3                           294,049
     CFD Trust No. 4                           294,049
     CFD Trust No. 5                           302,880
     CFD Trust No. 6                           302,880
     CFD Trust No. 10                           93,456

--------------------------
*    To be updated as of Contribution Closing.

                                                                         ANNEX A


                                 REGISTRATION RIGHTS

     The Parent Class A Shares that are Beneficially Owned by the Investor from time to time are hereinafter referred to as the "Registrable Securities" and shall have the benefit of the following registration rights.

Demand
Registration:       After the date that is six months following the Contribution
                    Closing, the Investor may request, by written notice to Parent, that Parent file a registration statement registering for offering and sale Registrable Securities in an amount equal to or in excess of 2,000,000 Shares or, if less, the Shares then Beneficially Owned by the Investor and any transferees with rights hereunder in an underwritten public offering (a "Demand Registration"). Parent will use its reasonable best efforts to file a registration statement on an appropriate form with the SEC covering the Registrable
                    Securities for which registration was so requested within 30 days of Parent's receipt of such request, subject to Parent's blackout rights described below, and shall use its reasonable best efforts to cause such registration statement to be declared effective as soon thereafter as practicable.
                    In addition, Parent shall amend or supplement such registration statement so that the Investor may use such registration statement and the related prospectus in connection with an underwritten offering of such Registrable
                    Securities for 90 days from the effective date of such registration statement, subject to Parent's blackout rights described below. Parent agrees to keep the Demand
                    Registration effective for such 90-day period and, after the expiration of such 90-day period, may deregister the Registrable

                    Securities registered thereon. Parent shall not be obligated to effect more than one Demand Registration for the Investor in each of the years following the date that is six months following the Contribution Closing.

Piggy-back
Registration:       The Investor shall be entitled to "piggy-back" registration rights on any registrations of Shares registering for offering and sale at least $100 million of Shares (based upon the market value thereof on the date of filing), other than a registration on Form S-8, Form S-4 or any successors to such forms (a "Piggy-back Registration"), subject to the cutback provisions described below.

Registration
Expenses:           The Investor will pay a proportional amount (based upon the number of shares registered by the Investor) of any and all fees and expenses in a Piggy-back Registration; PROVIDED, that the Investor will not be responsible for counsel expenses of other selling stockholders. In a Demand
                    Registration, Parent will pay any and all fees and expenses;
                    PROVIDED that Parent will not be responsible for the counsel expenses of the Investor or any underwriting fees and commissions for the Shares sold by the Investor.

Underwriters:       In case of any Demand Registration or Piggy-back
                    Registration, Parent shall select the underwriter or underwriters that shall manage or lead such registration.
                    The Investor shall not be entitled to participate in any underwritten offering unless and until the Investor has entered into an underwriting or other agreement with such underwriter or underwriters in such form as Parent and such underwriter or underwriters shall determine.

                    In addition, in connection with any underwritten offering proposed by the Investor hereunder, Parent shall enter into an underwriting or other agreement with the underwriters thereof containing customary representations, warranties, covenants, indemnities and other terms.

Transfer of
Registration
Rights: The Investor may transfer or assign its registration rights in connection with any Transfer of Registrable Securities to a Permitted Transferee or a transferee under Section 6(b) or 6(g); PROVIDED, that any such transferee shall agree to be bound by the terms hereof relating to Shares or securities convertible or exchangeable for Shares and, with respect to Parent, all of such transferees must act as one Investor hereunder.

Lock-Up Provision:  The Investor will not engage in transactions involving
                    Parent's equity securities, including by commencing any public offering of Parent's equity securities or by causing a Demand Registration, for a period not to exceed 180 days after the effective date of any Parent registration statement that is equal to the shortest period that such restriction is made applicable to any director, officer or Affiliate of Parent.

Blackout Rights:    Upon written notice to the Investor, Parent may suspend the
                    Investor's right to sell Registrable Securities under a registration statement or temporarily refuse to proceed with a Demand Registration under the following circumstances: (a)
                    Parent reasonably believes that the use of such registration statement would require disclosure of a material corporate development not otherwise required to be disclosed that Parent has a valid business purpose for not disclosing, (b) Parent is in the process of making, or preparing to make, a registered offering of securities and Parent reasonably deems it advisable to temporarily discontinue disposition of Registrable Securities or (c) Parent reasonably believes that disposition of Registrable Securities at such time would have a material adverse effect on Parent. Parent shall notify the Investor immediately upon the conditions in clause (a) or (c) above ceasing to exist, at which time such suspension shall terminate. Notwithstanding the foregoing,
                    (i) the maximum period in which Parent can suspend the Investor's rights under clauses (a), (b) and (c) above is 60 days on any single occasion and 145 consecutive days in any one-year period, (ii) Parent may not suspend such rights more than three times in any one-year period commencing after the date that the Demand Registration becomes effective and (iii) the Investor shall in any event, taking into account the blackout rights and lock-up provisions set forth herein, be entitled to 180 days in any one-year period
                    (other than the period prior to the date that is six months following the Stock Closing) that are not subject to any blackout or lock-up. The Investor's rights hereunder may not be suspended unless corresponding rights of other stockholders are similarly suspended.

Cutback Rights:     In the event that the Investor, Parent and/or any
                    stockholder or Affiliate of Parent are participating in an underwritten equity offering and the managing or lead underwriter or underwriters thereof shall determine in its or their reasonable good faith judgment that it cannot sell, or that it would not be advisable to sell, all the Shares desired to be sold, then the number of Shares that each such Person may have included shall be reduced according to the following terms until the managing or lead underwriter or underwriters shall believe that the remaining Shares can be sold and it would not be inadvisable to sell such number of
                    Shares:

                              (a) in the event that the offering in question
                         includes a primary offering of Shares by Parent, then the number of Shares that Parent may have included shall not be reduced and the number of Shares which the Investor and any other Persons may have included shall be reduced pro rata in proportion to the total number of Shares sought to be included by each such Person, and

                              (b) in the event that the offering in question
                         does not include a primary offering of Shares by Parent, then the number of shares that the Investor and any other Persons may have included shall be reduced pro rata in proportion to the total number of Shares sought to be included by each such Person.

Indemnification:    Parent will indemnify the Investor and the Investor's
                    officers, directors and controlling persons against any losses, claims, damages, expenses or liabilities incurred by the Investor arising out of, or based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or amendment or supplement thereto, including any document incorporated by reference therein, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, that Parent shall not be liable to the extent that any loss, claim, damage, expense or liability arises out of information supplied in writing by the Investor or any of its Affiliates or Associates for use in any registration statement or prospectus or amendment or supplement thereto, including any document incorporated by reference therein. The
                    Investor shall indemnify Parent and Parent's officers, directors and controlling persons against any losses, claims, damages, expenses or liabilities incurred by Parent arising out of, or based upon, any untrue statement or alleged untrue statement of a material fact relating to the Investor contained in any registration statement or prospectus or amendment or supplement thereto, including any document incorporated by reference therein, which information was supplied in writing by the Investor or any of its Affiliates or Associates for use in any registration statement or prospectus or amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact relating to the Investor necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    Promptly after receipt by an indemnified party under the preceding paragraph of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such paragraph, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Termination of
Registration
Rights: The Investor's registration rights hereunder will automatically expire with no action by either Parent or the

                    Investor if and at the time that the Investor is able to sell all of its Registrable Securities in any 90-day period pursuant to Rule 144 or any successor exemption under the Securities Act.

Further Actions:    In connection with sales of Registrable Securities by the
                    Investor, Parent shall take such further actions as are customarily required of issuers providing registration rights, including using its reasonable best efforts to (i) list the shares on the principal securities exchanges or markets on which or in which the outstanding securities of the same class are listed or traded, (ii) obtain any required clearance with state securities regulators, (iii) file Exchange Act reports on a timely basis, (iv) make available for inspection corporate documents at reasonable times, (v) participate in a reasonable number of management due diligence sessions at reasonable times (but Parent's management shall not be required to travel outside of the metropolitan area in which its principal executive offices are located) and (vi) furnish copies of required prospectuses, in each case, at the expense of the Investor.

Savings Clause:     The registration rights granted hereunder are subject in all respects to the rights granted to Cablevision Systems
                    Company and CSC Holdings Company pursuant to the Registration Rights Agreements, each dated January 27, 1986, between CSC and each of such parties as in effect on the date of the Merger Agreement, true and complete copies of which have been provided to the Company.

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